SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                DECEMBER 30, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission                IRS Employer
jurisdiction                     File Number               Identification
of incorporation                                           Number

Delaware                           1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On  December  30,  1999  registrant  issued  a press  release  entitled
"Halliburton Completes Sale of IDP Joint Venture Interest-Related Sale is Pending" pertaining, among other things, to an announcement that registrant's subsidiary, Dresser Industries, Inc., has completed the sale of its 49 percent joint venture interest in Ingersoll Dresser Pump Company (IDP) to a subsidiary of its joint venture partner, Ingersoll-Rand Company, for a sales price of $515 million. The proceeds, net of intercompany amounts payable by Dresser to IDP, were received in the form of a $377 million promissory note due January 14, 2000 and unconditionally guaranteed by Ingersoll-Rand Company. The IDP sale results in a 1999 fourth quarter after-tax extraordinary gain of approximately $165 million, or $.37 per diluted share for registrant. The previously announced sale of Dresser's 51 percent joint venture interest in Dresser-Rand Company (D-R) to Ingersoll-Rand is ready to close pending one remaining clearance from competition regulatory authorities in Argentina. Final closing is expected to occur in January 2000. Registrant anticipates the sale of the D-R interest will result in an after-tax extraordinary gain of approximately $225 million, or $.51 per diluted share in the first quarter of 2000.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated December 30, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    January 3, 2000               By: /s/ Susan S. Keith
                                          -------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary






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                                  EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           December 30, 1999
                           Incorporated by Reference






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